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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 24, 2006


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-3 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-3, Asset-Backed Certificates, Series 2006-3)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-127620               13-3387389
----------------------------  --------------------------  --------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

         85 Broad Street, New York, New York                      10004
--------------------------------------------------------  --------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                (212) 902-1000
         -----------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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     On February 24, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, JPMorgan Chase Bank, National
Association and U.S. Bank National Association, as custodians, JPMorgan Chase Bank, National Association, as master servicer and securities administrator and U.S. Bank National Association, as trustee of GSAA Home Equity Trust 2006-3, Asset-Backed Certificates, Series 2006-3 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class
M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class R and Class RC Certificates, with an aggregate scheduled principal balance as of February 1, 2006 of $997,484,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 22, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

     On February 24, 2006, GSAA Home Equity Trust 2006-3 (the "Trust") entered into one interest swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

     On February 24, 2006, the Company entered into an Assignment Agreement (the "Countrywide Step 1 Assignment Agreement") dated as of February 24, 2006, among Countrywide Home Loans, Inc. ("Countrywide"), Countrywide Home Loans Servicing LP ("Countrywide Servicing"), the Company and GS Mortgage Securities Corp., as depositor. The Countrywide Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

     On February 24, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "Countrywide Step 2 Assignment Agreement") dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, Countrywide, Countrywide Servicing, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer. The Countrywide Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

     On February 24, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of February 24, 2006, among First National Bank of Nevada ("FNBN"), the Company and GS Mortgage Securities Corp., as depositor. The FNBN Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.5.

     On February 24, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, FNBN, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

     On February 24, 2006, the Company entered into an Assignment Agreement (the "NatCity Step 1 Assignment Agreement") dated as of February 24, 2006, among National City Mortgage Co. ("NatCity"), the Company and GS Mortgage Securities Corp., as depositor. The NatCity Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

     On February 24, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "NatCity Step 2 Assignment Agreement") dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, NatCity, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer. The NatCity Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

     On February 24, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of February 24, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GS Mortgage Securities Corp., as depositor. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

     On February 24, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, GreenPoint, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

     On February 24, 2006, the Company entered into an Assignment Agreement (the "JPMorgan Step 1 Assignment Agreement") dated as of February 24, 2006, among JPMorgan Chase Bank, National Association ("JPMorgan"), the Company and GS Mortgage Securities Corp., as depositor. The JPMorgan Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

     On February 24, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "JPMorgan Step 2 Assignment Agreement") dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, JPMorgan, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer. The JPMorgan Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

     On February 24, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of February 24, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GS Mortgage Securities Corp., as depositor. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

     On February 24, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, Avelo, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:
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Exhibit 99.1   Master Servicing and Trust Agreement, dated as of February
               1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and U.S. Bank National Association, as custodians, JPMorgan Chase Bank, National Association, as master servicer, securities administrator and U.S. Bank National Association, as trustee.

Exhibit 99.2   Swap Agreement, dated as of February 24, 2006, between
               GSAA Home Equity Trust 2006-3 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Countrywide Step 1 Assignment Agreement, dated as of February 24, 2006, among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, GS Mortgage Securities Corp. and GS Mortgage Securities Corp., as depositor.

Exhibit 99.4 Countrywide Step 2 Assignment Agreement, dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, Countrywide Home Loans,

               Inc., Countrywide Home Loans Servicing LP, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer.

Exhibit 99.5   FNBN Step 1 Assignment Agreement, dated as of February
               24, 2006, among First National Bank of Nevada, GS Mortgage Securities Corp. and GS Mortgage Securities Corp., as depositor.

Exhibit 99.6   FNBN Step 2 Assignment Agreement, dated as of February
               24, 2006, among the Depositor, First National Bank of Nevada, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer.

Exhibit 99.7 NatCity Step 1 Assignment Agreement, dated as of February 24, 2006, among National City Mortgage Co., GS Mortgage Securities Corp. and GS Mortgage Securities Corp., as depositor.

Exhibit 99.8 NatCity Step 2 Assignment Agreement, dated as of February 24, 2006, among the Depositor, National City Mortgage Co., U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer.

Exhibit 99.9 GreenPoint Step 1 Assignment Agreement, dated as of February 24, 2006, among GreenPoint Mortgage Funding, Inc., GS Mortgage Securities Corp. and GS Mortgage Securities Corp., as depositor.

Exhibit 99.10 GreenPoint Step 2 Assignment Agreement, dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, GreenPoint Mortgage Funding, Inc., U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer.

Exhibit 99.11 JPMorgan Step 1 Assignment Agreement, dated as of February 24, 2006, among JPMorgan Chase Bank, National Association, Inc., GS Mortgage Securities Corp. and GS Mortgage Securities Corp., as depositor.

Exhibit 99.12 JPMorgan Step 2 Assignment Agreement, dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, National Association, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer.

Exhibit 99.13 Avelo Step 1 Assignment Agreement, dated as of February 24, 2006, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and GS Mortgage Securities Corp., as depositor.

Exhibit 99.14 Avelo Step 2 Assignment Agreement, dated as of February 24, 2006, among GS Mortgage Securities Corp., as depositor, Avelo Mortgage, L.L.C., U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as master servicer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: March 14, 2006


                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Michelle Gill
                                        ------------------------
                                        Name:  Michelle Gill
                                        Title: Vice President


                                         Exhibit Index
                                         -------------

Exhibit Index
-------------

Item 601(a) of                            Description                      Paper (P) or Electronic (E)
Regulation S-K                            -----------                      ---------------------------
--------------
        99.1          Master Servicing and Trust Agreement, dated as of                E
                      February 1, 2006, among GS Mortgage Securities
                      Corp., as depositor, Deutsche Bank National Trust
                      Company, JPMorgan Chase Bank, National Association
                      and U.S. Bank, National Association as
                      custodians, JPMorgan Chase Bank, National
                      Association, as master servicer, and securities
                      administrator and U.S. Bank National Association,
                      as trustee.

        99.2          [Swap Agreement, dated as of February 24, 2006,                  E
                      between GSAA Home Equity Trust 2006-3 and Goldman
                      Sachs Mitsui Marine Derivative Products, L.P.,
                      with Schedule and Confirmation thereto.]

        99.3          Countrywide Step 1 Assignment Agreement, dated as                E
                      of February 24, 2006, among Countrywide Home
                      Loans, Inc., Countrywide Home Loans Servicing LP,
                      GS Mortgage Securities Corp. and GS Mortgage
                      Securities Corp., as depositor.

        99.4          Countrywide Step 2 Assignment Agreement, dated as                E
                      of February 24, 2006, among GS Mortgage Securities
                      Corp., as depositor, Countrywide Home Loans, Inc.,
                      Countrywide Home Loans Servicing LP, U.S. Bank
                      National Association, as trustee,  and JPMorgan
                      Chase Bank, National Association, as master
                      servicer.

        99.5          FNBN Step 1 Assignment Agreement, dated as of                    E
                      February 24, 2006, among First National Bank of
                      Nevada, GS Mortgage Securities Corp. and GS
                      Mortgage Securities Corp., as depositor.

        99.6          FNBN Step 2 Assignment Agreement, dated as of                    E
                      February 24, 2006, among the Depositor, First
                      National Bank of Nevada, U.S. Bank National
                      Association, as trustee, and JPMorgan Chase Bank,
                      National Association, as master servicer.




        99.7          NatCity Step 1 Assignment Agreement, dated as of                 E
                      February 24, 2006, among National City Mortgage
                      Co., GS Mortgage Securities Corp. and GS Mortgage
                      Securities Corp., as depositor.

        99.8          NatCity Step 2 Assignment Agreement, dated as of                 E
                      February 24, 2006, among the Depositor, National
                      City Mortgage Co., U.S. Bank National Association,
                      as trustee, and JPMorgan Chase Bank, National
                      Association, as master servicer.

        99.9          GreenPoint Step 1 Assignment Agreement, dated as                 E
                      of February 24, 2006, among GreenPoint Mortgage
                      Funding, Inc., GS Mortgage Securities Corp. and GS
                      Mortgage Securities Corp., as depositor.

       99.10          GreenPoint Step 2 Assignment Agreement, dated as                 E
                      of February 24, 2006, among GS Mortgage Securities
                      Corp., as depositor, GreenPoint Mortgage Funding,
                      Inc., U.S. Bank National Association, as trustee,
                      and JPMorgan Chase Bank, National Association, as
                      master servicer.

       99.11          JPMorgan Step 1 Assignment Agreement, dated as of
                      February 24, 2006, among JPMorgan Chase Bank,
                      National Association, Inc., GS Mortgage Securities
                      Corp. and GS Mortgage Securities Corp., as depositor.

       99.12          JPMorgan Step 2 Assignment Agreement, dated as of
                      February 24, 2006, among GS Mortgage Securities
                      Corp., as depositor, JPMorgan Chase Bank, National
                      Association, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, National
                      Association, as master servicer.

       99.13          Avelo Step 1 Assignment Agreement, dated as of
                      February 24, 2006, among Avelo Mortgage, L.L.C., GS
                      Mortgage Securities Corp. and GS Mortgage Securities
                      Corp., as depositor.

       99.14          Avelo Step 2 Assignment Agreement, dated as of
                      February 24, 2006, among GS Mortgage Securities
                      Corp., as depositor, Avelo Mortgage, L.L.C., U.S.
                      Bank National Association, as trustee, and JPMorgan
                      Chase Bank, National Association, as



                      master servicer.

